UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2011
Date of Report (Date of earliest event reported)

BIONOVO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33498	20-5526892
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

5858 Horton Street, Suite 400, Emeryville, CA 94608
(Address of Principal Executive Offices)  (Zip Code)

(510) 601-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 14, 2011, Bionovo, Inc. (the “Company”) received a letter from NASDAQ stating that the Company has been granted an additional 180 day grace period, until March 12, 2012, to regain compliance with the minimum bid price of $1.00 required for continued listing on the NASDAQ Capital Market.

The Company intends to use its best efforts to regain compliance with NASDAQ’s minimum bid requirement.

For further information on the relevant NASDAQ rules, please consult NASDAQ Listing Rules 5550(a)(2) – bid price, 5810(c)(3)(A) – grace period, 5810(b) – public disclosure, and 5505 – Capital Market criteria

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number

99.1	Press Release, dated September 19, 2011, titled “Bionovo Announces An Additional 180 Day Period To Regain Compliance With Nasdaq’s Bid Price Rule”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONOVO, INC.

Date: September 19, 2011	By:	/s/ Isaac Cohen
Name: Isaac Cohen
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release, dated September 19, 2011, titled “Bionovo Announces An Additional 180 Day Period To Regain Compliance With Nasdaq’s Bid Price Rule”